SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                      25-May-00

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MARCH 1, 2000, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2000-NC1)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                     333-76805
(State or Other                              (Commission
Jurisdiction of                              File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman
Irvine, California                                       92612
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number: (949) 863-7243

Item 5.  Other Events

           On     25-May-00     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-May-00     The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                                Date:
                                Amount:

C.            Item 1: Legal Proceedings:     NONE

D.            Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distrib Rep dated:                        25-May-00

NEW CENTURY MORTGAGE SECURITIES, INC.
NEW CENTURY ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2000-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                   05/25/00



Class               Cusip
A             64352VBQ3
M-1           64352VBR1
M-2           64352VBS9
M-3           64352VBT7
IO                   N/A
CE                   N/A
P                    N/A
R-V                  N/A
Total

                  Beginning
                 Certificate
Class               Bal(1)
A                333,694,962.73
M-1               33,300,000.00
M-2               27,929,000.00
M-3               19,336,000.00
IO               214,112,517.16
CE                13,965,071.59
P                        100.00
R-V                        0.00
Total            428,225,134.32

Class                Prin
A                  3,382,969.41
M-1                        0.00
M-2                        0.00
M-3                        0.00
IO                         0.00
CE                         0.00
P                          0.00
R-V                        0.00
Total              3,382,969.41

Class                Int
A                  1,783,877.65
M-1                  183,288.75
M-2                  163,268.28
M-3                  132,854.43
IO                         0.00
CE                 1,214,014.56
P                     48,360.59
R-V                        0.00
Total              3,525,664.26

Class               Losses
A                          0.00
M-1                        0.00
M-2                        0.00
M-3                        0.00
IO                         0.00
CE                         0.00
P                          0.00
R-V                        0.00
Total                      0.00

                    Ending
                 Certificate
Class                Bal
A                330,311,993.32
M-1               33,300,000.00
M-2               27,929,000.00
M-3               19,336,000.00
IO               212,421,032.46
CE                13,965,071.59
P                        100.00
R-V                        0.00
Total            424,842,164.91

AMOUNTS PER $1,000 UNIT

Class                Prin
A                     10.093896
M-1                    0.000000
M-2                    0.000000
M-3                    0.000000
IO                     0.000000
CE                     0.000000
P                      0.000000

Class                Int
A                      5.322625
M-1                    5.504167
M-2                    5.845833
M-3                    6.870833
IO                     0.000000
CE                    86.932212
P                 483605.900000

Class               Total
A                      15.41652
M-1                     5.50417
M-2                     5.84583
M-3                     6.87083
IO                      0.00000
CE                     86.93221
P                  483605.90000

                    Ending
                 Certificate
Class                Bal
A                    985.564653
M-1                 1000.000000
M-2                 1000.000000
M-3                 1000.000000
IO                   988.740444
CE                  1000.000000
P                   1000.000000

Class               Losses
A                      0.000000
M-1                    0.000000
M-2                    0.000000
M-3                    0.000000
IO                     0.000000
CE                     0.000000
P                      0.000000

                   Current
                 Pass-Through
Class              Int Rate
A                       6.41500%
M-1                     6.60500%
M-2                     7.01500%
M-3                     8.24500%
IO                      0.00000%
CE                      3.40199%
P                     NA

Section 4.02 (iii.)
MAS SERV COMP                                      178,427.22
ADMIN  FEES                                          2,497.98

Section 4.02 (iv.)
P&I ADVANCES
Total Advances                                     218,435.10
*Note: P&I Advs are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                                      25-May-00
Stated Prin Bal of Mort Loans                  424,842,164.91
Stated Prin Bal of REO Props                             0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
                                             Beginning
# of Loans                                                      3,524
Agg Prin Bal @ Due Date                        428,225,134.32

                                             Ending
# of Loans                                              3,504
Agg Prin Bal @ Due Date                        424,842,164.91

W/A Rem Term to Mat                                       355
Beg W/A Mor Rate                                     10.25132%
Num of Sub Loans                                         0.00
Bal of Sub Loans                                         0.00


Section 4.02 (vii.)
DELINQ INFO                                  Number
30-59 days delinq                                          53
60-89 days delinq                                           7
90+ days delinq                                             0
Foreclosures                                               22
Bankruptcies                                               10

Section 4.02 (vii.)                          Unpaid Prin
DELINQ INFO                                  Balance
30-59 days delinq                                5,575,211.32
60-89 days delinq                                  986,276.99
90+ days delinq                                          0.00
Foreclosures                                     2,160,462.18
Bankruptcies                                     1,032,391.86

Section 4.02 (vii.)                          Stated Prin
DELINQ INFO                                  Balance
30-59 days delinq                                5,570,708.28
60-89 days delinq                                  985,480.32
90+ days delinq                                          0.00
Foreclosures                                     2,158,921.53
Bankruptcies                                     1,031,956.04


*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
              Unpd Prin                      Std Prin
Loan #        Bal                            Bal


Section 4.02 (ix.)
REO BOOK VALUES
Tot Bk Val of REO Props:                                 0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Prin Prepays
Curtails                                            55,780.67
Payments in Full                                 3,131,633.74
Liq Proceeds                                             0.00
                                                 3,187,414.41

Prepay Charges                                      48,360.59
REO Prin Amor                                            0.00

Section 4.02 (xi.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                          0.00
Which Include:
Bankruptcy Losses                                        0.00

Cum Real Losses                                          0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Avail Distrib Amt:                                       0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                                             Cert
                                             Factor
Class A                                            0.98556465
Class M-1                                          1.00000000
Class M-2                                          1.00000000
Class M-3                                          1.00000000
Class IO                                           0.98874044
Class CE                                           0.98874044

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
Reduction from the Allocation of:

                                             Interest
                                             Distribution
                                             Amount
A                                                1,783,877.65
M-1                                                183,288.75
M-2                                                163,268.28
M-3                                                132,854.43
IO                                                       0.00
CE                                               1,214,014.56
TOTAL                                            3,477,303.67

                                             Int
                                             Carry
                                             Fwd
                                             Amt
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                  NA
TOTAL                                                    0.00

                                             Real
                                             Losses
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                       0.00
TOTAL                                                    0.00

                                             Prepay
                                             Int
                                             Shorts
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                       0.00
TOTAL                                                    0.00

                                             Rel Act
                                             Int
                                             Shorts
A                                                        0.00
M-1                                                      0.00
M-2                                                      0.00
M-3                                                      0.00
IO                                                       0.00
CE                                                       0.00
TOTAL                                                    0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepay Int Shorts not cov by Serv:                       0.00

Section 4.02 (xviii.)
Rel Act Int Short                                        0.00

Section 4.02 (xix.)
Req Overcoll Amt                                13,965,071.59
Credit Enhan Percent                                 22.25063%

Section 4.02 (xx.)
Overcoll Inc Amt                                         0.00

Section 4.02 (xxi.)
Overcoll Red Amt                                         0.00

Section 4.02 (xxi.)
PASS THRU RATE                               See page 2

Section 4.02 (xxii.)
Loss Severity Percent                                    0.00%

Section 4.02 (xxiii.)
Agg Loss Sev Percent                                     0.00%

PERFORMANCE MEASURES
Net Mo Exc CF                                    1,214,014.56

Delinq Percent                                        0.98304%

Stepdown Date Occur                                         NO
Trigger Event Occur                                         NO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NEW CENTURY MORTGAGE
              SECURITIES, INC.

              By: /s/ Eve Kaplan
              Name:  Eve Kaplan
              Title: Vice President
              U.S. Bank National Association

Dated:                   5/31/00